Consolidated Statements of Changes in Shareholders' Equity (Parenthetical) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Retained Earnings
Cash dividends declared on common shares, per share	$ 1.2845	$ 0.4072	$ 1.3987
Serial Preferred Stock
Preference Shares authorized	20.0
Preference Shares issued	0
Preferred Shares outstanding	0
Voting Preferred Stock
Preference Shares authorized	5.0
Preference Shares issued	0